(UNITED STATES

SECURITIES AND EXCHANGE COMMISSION)

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

_______________________

NovaCopper Inc.

(Exact name of registrant as specified in its charter)

_______________________

British Columbia	001-35447	98 -1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia
Canada, V7Y 1K4

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2016, NovaCopper Inc. (the “Company”) held its Annual and Special Meeting of shareholders (the “Annual Meeting”) at the offices of Blake, Cassels & Graydon LLP in Vancouver, British Columbia, Canada. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 29, 2016 (the “Proxy Statement”):

Proposal 1:

The Company’s shareholders set the number of directors at eight (8), as set forth below:

Votes For	Votes Against	Broker Non-Votes
72,092,459	1,726,399	2

Proposal 2:

The Company’s shareholders elected the following directors to hold office until the 2017 Annual Meeting:

Name	Votes For	Withheld	Broker Non-Votes

Tony Giardini	54,667,501	532,793	18,618,565
William Hayden	54,674,144	526,151	18,618,565
Gregory Lang	53,547,422	1,652,873	18,618,565
Kalidas Madhavpeddi	54,667,715	532,579	18,618,565
Gerald McConnell	54,669,299	530,996	18,618,565
Janice Stairs	54,658,838	541,457	18,618,565
Rick Van Nieuwenhuyse	54,713,720	486,574	18,618,565
Diana Walters	54,653,983	546,312	18,618,565

Proposal 3:

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as auditors of the Company for the ensuing year and authorized the board of directors to fix their remuneration, as set forth below:

Votes For	Withheld	Broker Non-Votes
72,273,105	1,545,753	2

Proposal 4:

The Company’s shareholders ratified and approved the name change of the Company to “Trilogy Metals Inc.”, or such other name as may be acceptable to the board of directors of the Company:

Votes For	Votes Against	Abstain	Broker Non-Votes
58,523,302	13,772,808	1,522,844	6

Proposal 5:

The Company’s shareholders ratified and approved all unallocated entitlements under the NovaCopper Restricted Share Unit Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
53,811,850	1,065,185	323,259	18,618,566

Proposal 6:

The Company’s shareholders ratified and approved all unallocated entitlements under the NovaCopper Deferred Share Unit Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
53,793,719	1,086,343	320,232	18,618,566

Proposal 7:

The Company’s shareholders ratified and approved a non-binding resolution approving the compensation paid to the named executive officers as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstain	Broker Non-Votes
53,731,483	1,153,090	315,720	18,618,567

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit Number	Description
99.1	NovaCopper Announces Election of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVACOPPER INC.

Dated: May 19, 2016	By:	/s/ Elaine Sanders
Elaine M. Sanders, Chief Financial Officer